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                                     BY-LAWS

                                       OF

                      BRICKELL FORECLOSURE PROPERTIES, INC



ARTICLE I. NAME AND LOCATION
----------------------------

         SECTION 1. The name of this corporation shall be Brickell Foreclosure Properties, Inc.

         SECTION 2. The Principal office of the cor-poration in the State of Florida shall be

1428 Brickell Avenue
8th Floor
Miami, FL 33131

Florida and its initial registered office in the State of Florida shall be

Eric P. Littman, Esquire
1428 Brickell Avenue
8th Floor
Miami, FL 33131

  The corporation may have such other offices, either within or without the State of Florida as the Board of Directors may designate or as the business of the corporation may require from time to time.

ARTICLE II. SHAREHOLDERS
------------------------

         SECTION 1. Annual Meeting. The annual meeting of the shareholders shall be held on the second Tuesday of the month of December in each year, beginning with the year 1996 at the time designated by the Board of Directors, for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Florida, such meeting shall be held on the next succeeding busi-ness day. If the election of Directors shall not be held on the day desig-nated herein for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as convenient.
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          (A) At the annual meeting of shareholders, or the meeting held in lieu of it, every corporation, except a banking corporation, shall lay before the shareholders financial statements, which may be consolidated, consisting of:

                   (1) A balance sheet containing a summary of the assets, liabilities, stated capital, if any, and surplus (showing separately any capital surplus arising from unrealized appreciation of assets, other capital surplus, and earned surplus) as of the end of the corporation's most recent fiscal year, except that, if consolidated financial statements are laid before the shareholders, the consolidated balance sheet shall show separately or disclose by a note the amount of consolidated surplus that does not constitute earned surplus of the corporation or any of its subsidiaries and that is not classified as stated capital or capital surplus on the consolidated balance sheet;

                   (2) A statement of profit and loss and surplus, including a summary of profits, dividends or distributions paid, and other changes in the surplus accounts, for the period commencing with the date marking the end of the period for which the last preceding statement of profit and loss required under this section was made and ending with the date of the balance sheet or, in the case of the first statement of profit and loss, for the period commencing with the date of incorporation of the corporation and ending with the date of the balance sheet.

          (B) The financial statements shall have appended to them an opinion signed by the president or a vice-president or the treasurer or an assistant treasurer of the corporation or by a public accountant or firm of public accountants to the effect that the financial statement presents fairly the financial position of the corporation and the results of its operations in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding period, or to the effect that the financial statements have been prepared on the basis of accounting practices and principles that are reasonable in the circumstances.

          (C) Upon the written request of any shareholder made prior to the date of the meeting described in division (A) of this section, the corporation shall mail a copy of the financial statements laid or to be laid before the shareholders at the meeting to the shareholder on or before the later of the following:

                   (1) The fifth day after the receipt of the written request;

                   (2) The earlier of the following:

                           (a) The fifth day before the date of the meeting;

                           (b) The fifth day after the expiration of four months
from the date of the balance sheet described in division (A)(1) of this section.

         SECTION 2. Special Meeting. Special meetings of the share-holders, for any purpose or purposes, may be called as provided in Section 2A below. Only business within the purpose or purposes described in the meeting notice required by Article II, Section 5 of these By-Laws may be conducted at a special shareholders meeting. In addition, such meeting may be held at any time without call or notice upon unanimous consent of shareholders.

         SECTION 2A. Calling Meetings.

         (A) Meetings of shareholders may be called by any of the following:

                   (1) The chairman of the board, the president, or, in case of the president's absence, death, or disability, the vice-president authorized to exercise the authority of the president;

                  (2) The directors by action at a meeting, or a majority of the directors acting without a meeting;

                  (3) Persons who hold ten per cent of all shares outstanding and entitled to vote thereat, unless the articles or the regulations specify for such purpose a smaller or larger proportion but not in excess of fifty per cent;

                  (4) Such other officers or persons as the articles or the regulations authorize to call such meetings.

         (B) Meetings of shareholders may be held either within or without this state if so provided in the articles or the regulations. In the absence of any such provision, all meetings shall be held at the principal office of the corporation in this state.

         SECTION 3. Place of Meeting. The Board of Directors may designate any place, either within or without the State of Florida unless otherwise prescribed by statute as the place of meeting for any annual meeting or for any special meeting of shareholders. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the State of Florida, unless otherwise prescribed by statute, as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation in the State of Florida.

         SECTION 4. Notice of Meeting. Written or printed notice stating the place, day and hour of the meeting shall be delivered not less than seven (7) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, or the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid. Notice of a special meeting shall include a description of the purpose or purposes for which the meeting is called.
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         SECTION 5. Closing of Transfer Books or Fixing of Record Date. For the
purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of share-holders for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, seventy (70) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any determination of shareholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of share-holders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of share-holders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determi-nation shall apply to any adjournment thereof.

         SECTION 6. Shareholders' List. After fixing a record date, the officer or agent having charge of the share ledger of the cor--poration shall prepare an alphabetical list of all persons entitled to notice and to represent shares at such meeting, or any adjournment thereof, and said list shall be arranged by vot-ing group and shall show the address of and the number of shares held by each shareholder or representative. The share-holders' list shall be available for inspection and copying during usual business hours by any shareholder beginning two (2) business days after notice of the meeting is given for which the list was pre-pared and continuing through the meeting, at the cor-poration's principal office or at a place identified in the meet-ing notice. Such list shall be available during the meeting and any share-holder, his agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment thereof. The ori-ginal stock transfer book shall be prime facia evidence as to who are the shareholders entitled to examine such list or trans-fer book or to vote at any meeting of shareholders.

         SECTION 7. Quorum. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the shares are represented at a meet-ing, a majority of the shares so represented may adjourn the meet-ing from time to time without further notice. At such adjourned meeting in which a quorum shall be present or repre-sented, any business may be transacted which might have been transacted at the meeting as originally notified. The share-holders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the with-drawal of enough shareholders to leave less than a quorum.

         SECTION 8. Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the share-holder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting.

         SECTION 9. Voting of Shares. Subject to the provisions of Section 12 of this Article II, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders. The affirmative vote of a majority of the outstanding shares represented at a shareholders' meeting at which a quorum is present shall be the act of the shareholders of the corporation.

         SECTION 10. Voting of Share by Certain Holders. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the By-Laws of such corporation may preserve, or, in the absence of such provision, as the Board of Directors of such corporation may determine.

         Shares held by an administrator, executor, guardian or con-servatory may be voted by him either in person or by proxy, with-out a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

         Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer there-of into his name if authority so to do be contained in appro-priate order of the court by which such receiver was appointed.

         A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been trans-ferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         Shares of its own stock belonging to the corporation or held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in deter-mining the total number of outstanding shares at any given time.

         SECTION 11. Informal Action by Shareholders. Any action required to be taken at a meet-ing of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof in accordance with Florida Code. The attendance of any shareholder at any meeting without protesting, prior to or at the commencement of the meetings, the lack of proper notice shall be deemed waived by him or her of notice of such meeting.

         SECTION 12. Cumulative Voting. Unless otherwise provided by law, at each election for Directors every shareholder entitled to vote, in person or by proxy, shall have the right to vote at such election the number of shares owned by him for as many per-sons as there are Directors to be elected and for whose election he has a right to vote, or to cumulate his votes by giving one candidate as many votes as the number of such Directors multi-plied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates.

ARTICLE III. BOARD OF DIRECTORS
-------------------------------

         SECTION 1. General Powers. The business and affairs of the corporation shall be managed by its Board of Directors except as otherwise herein provided.

         SECTION 2. Number, Tenure and Qualifications. The number of Directors of the corporation shall be at least one (_1_). Each Director shall hold office until the next annual meeting of shareholders and until his successor shall have been elected and qualified. Directors may be re-elected. A Director need not be resi-dent of this state or a shareholder.

         SECTION 3. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this By-Law immediately after, and at the same place as the annual meeting of shareholders. The Board of Directors may also pro-vide, by resolution, the time and place for the holding of addi-tional regular meetings without other notice than such resolu-tion.

         SECTION 4. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the chairman of the Board, the president of the Corporation, any vice-president or any two directors. The person or persons authorized to call spe-cial meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by them.

         SECTION 5. Notice. Notice of any special meeting shall be given at least five (5) days previously thereto by notice person-ally given or mailed to each Director at his business address, or by telegram. If mailed, such notice shall be deemed to be deli-vered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is deli-vered to the telegraph company. Any Director may waive notice of any meeting. The attendance of a Director at a meeting shall con-stitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened, and does not thereafter vote for or assent to action taken at the meeting.

         SECTION 6. Quorum. A majority of the number of Directors fixed by
Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than a majority is present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

         SECTION 7. Manner of Acting. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act or the Board of Directors.

         SECTION 8. Compensation. By resolution of the Board of Directors, the Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the corporation in any other capacity and receiving compensation therefor.

         SECTION 9. Presumption of Assent. A Director of the cor-por-a-tion who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as Secre-tary of the meeting before the adjournment thereof or shall for-ward such dissent by registered mail to the Secretary of the cor-poration immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

         SECTION 10. Informal Action by Board of Directors. Unless otherwise provided by law, any action required to be taken at a meeting of the Directors, or any other action which may be taken at a meeting of the Directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by each director, and included in the minutes or filed with the corporate records reflecting the action taken in accordance with the provisions of Florida Statutes. The attendance of any director at any meeting without protesting, prior to or at the commencement of the meeting, the lack of proper notice shall be deemed to be a waiver by the director of notice of such meeting.

ARTICLE IV. OFFICERS
--------------------

         SECTION 1. Number. The officers of the corporation shall be a President, one or more Vice-Presidents and a Secretary-Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors.

         SECTION 2. Election and Term of Office. The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until he shall resign or shall have been removed in the manner hereinafter provided. The initial officers may be elected at the first meeting of the Board of Directors.

         SECTION 3. Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment, the best interest of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

         SECTION 4. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filed by the Board of Directors for the unexpired portion of the term.

         SECTION 5. President. The President shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the shareholders and of the Board of Directors. He may sign certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors, or by these By-Laws, to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

         SECTION 6. Vice-President. The Board of Directors may determine when there is a need for a Vice-President or Vice-Presidents. In the absence of the President or in event of his death, unavailability of or refusal to act, a Vice-President shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restric-tions upon the President. A Vice-President shall perform such other duties as from time to time may be assigned to him by the President or the Board of Directors.

         SECTION 7. Secretary-Treasurer. The Secretary-Treasurer shall: (a) keep the minutes of the shareholders and of the Board of Directors meetings in one or more books provided for the pur-pose; (b) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized; (c) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) have general charge of the stock transfer books of the corporation; (f) have charge and cus-tody of and be responsible for all funds and securities of the corporation, receive and give receipts for monies due and payable to the corporation from any source whatsoever, and deposit all such monies in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accord-ance with the provisions of Article V of these By-Laws; and (g) in general perform all of the duties incident to the Office of Secretary-Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Direc-tors. If required by the Board of Directors, the Secretary-Treasurer shall give a bond for the faithful discharge of his duties in such sum with such surety or sureties as the Board of Directors shall determine.

         SECTION 8. Salaries. The salaries, compensation and other benefits, if any, of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the corporation.

ARTICLE V. CONTRACTS, LOANS, CHECKS AND DEPOSITS
------------------------------------------------

         SECTION 1. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any con-tract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         SECTION 2. Loans. No loans shall be contracted on behalf of the corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to spe-cific instances.

         SECTION 3. Checks, Drafts, etc. All checks, drafts, or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the cor-poration and in such manner as shall from time to time be deter-mined by resolution of the Board of Directors.

         SECTION 4. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE VI. CERTIFICATES FOR SHARES AND THEIR TRANSFER
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         SECTION 1. Certificates for Shares. Certificates repre-senting shares of the corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President and by the Secretary or by such other officers authorized by law and by the Board of Directors so to do. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issuance, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new cer-tificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certifi-cate, a new one may be issued therefor upon such terms and indem-nity to the corporation as the Board of Directors may prescribe.

         SECTION 2. Transfer of Shares. Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal repre-sentative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the cor-poration, and on surrender for cancellation of the certificate of such shares, and also, any transfer is subject to the limita-tions set forth in the Articles of Incorporation, reference to which is hereby made. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

ARTICLE VII. FISCAL YEAR
------------------------

         The fiscal year of the corporation shall begin on the 1st day of January and end on the 31st day of December in each year.

ARTICLE VIII. DIVIDENDS
-----------------------

         The Board of Directors may from time to time declare, and the corporation may pay dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

ARTICLE IX. SEAL
----------------

         The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words "Corporate Seal."

ARTICLE X. WAIVER OF NOTICE
---------------------------

         Unless otherwise provided by law, whenever any notice is required to be given to any shareholder or Director of the cor-por-ation under the provisions of these By-Laws or under the pro-visions of the Articles of Incorporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equiva-lent to the giving of such notice.

ARTICLE XI. AMENDMENTS
----------------------

         These By-Laws may be altered, amended or repealed and new By-Laws may be adopted by a majority vote of the Board of Direc-tors at any annual Board of Directors meeting or at any special Board of Directors meeting when the proposed amendment has been set out in the notice of such meeting. These By-Laws may also be altered, amended or repealed by a majority vote of the share-holders notwithstanding that these By-Laws may also be amended or repealed by the Board of Directors.